Exhibit 10.1

AMENDMENT NO. 17 TO

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

and

AMENDMENT NO. 10 TO

THIRD AMENDED AND RESTATED PURCHASE AND CONTRIBUTION AGREEMENT

THIS AMENDMENT NO. 17 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT AND AMENDMENT NO. 10 TO THIRD AMENDED AND RESTATED PURCHASE AND CONTRIBUTION AGREEMENT (this “Agreement”) is dated and is effective as of June 6, 2025, and is entered into by and among UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation (the “Originator”), UNITED RENTALS RECEIVABLES LLC II, a Delaware limited liability company (the “Seller”), UNITED RENTALS, INC., a Delaware corporation (the “Collection Agent” or “United Rentals”), LIBERTY STREET FUNDING LLC, a Delaware limited liability company (“Liberty”), GOTHAM FUNDING CORPORATION, a Delaware corporation (“Gotham”), GTA FUNDING LLC, a Delaware limited liability company (“GTA”), and RELIANT TRUST, a master trust established under the laws of the Province of Ontario (“Reliant”, and together with Liberty, Gotham and GTA, the “Purchasers”), THE BANK OF NOVA SCOTIA (“Scotia Capital”), as a Bank (as defined in the Purchase Agreement referred to below), as administrative agent (the “Administrative Agent”) for the Investors and the Banks (as such terms are defined in the Purchase Agreement referred to below) and as purchaser agent for Liberty (the “Liberty Purchaser Agent”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Bank and as purchaser agent for itself (the “PNC Purchaser Agent”), MUFG BANK, LTD. (“MUFG”), as a Bank and as purchaser agent for Gotham (the “Gotham Purchaser Agent”), TRUIST BANK (“Truist”), as a Bank and as purchaser agent for itself (the “Truist Purchaser Agent”), THE TORONTO-DOMINION BANK (“TD”), as a Bank and as purchaser agent for GTA and Reliant (the “TD Purchaser Agent”), and REGIONS BANK (“Regions”), as a Bank and as purchaser agent for itself (the “Regions Purchaser Agent”, and together with the Liberty Purchaser Agent, the PNC Purchaser Agent, the Gotham Purchaser Agent, the Truist Purchaser Agent and the TD Purchaser Agent, the “Purchaser Agents”). Capitalized terms used and not otherwise defined herein are used as defined in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Seller, the Collection Agent, the Purchasers, the Purchaser Agents, the Banks and the Administrative Agent are parties to that certain Third Amended and Restated Receivables Purchase Agreement dated as of September 24, 2012 (as amended, supplemented or otherwise modified, the “Purchase Agreement”);

WHEREAS, the Originator, the Collection Agent and the Seller are parties to that certain Third Amended and Restated Purchase and Contribution Agreement dated as of September 24, 2012 (as amended, supplemented or otherwise modified, the “Contribution Agreement”);

WHEREAS, pursuant to Section 1.13(b) of the Purchase Agreement, Reliant wishes to become a Purchaser under the Purchase Agreement with the TD Purchaser Agent as its Purchaser Agent, and each of the Seller, the Administrative Agent and each Purchaser Agent wishes to consent to such addition of Reliant as a Purchaser under the Purchase Agreement;

WHEREAS, pursuant to Section 7.03 of the Purchase Agreement, TD may, from time to time in the future, wish to assign to Reliant Receivable Interests in the Pool Receivables, and each of the Seller, the Administrative Agent, the Purchaser Agents and the Banks wishes to consent to any such assignment by TD to Reliant; and

WHEREAS, pursuant to Section 7.01 of the Purchase Agreement and Section 9.01 of the Contribution Agreement, the parties wish to (i) extend the Facility Termination Date and (ii) make certain other amendments to the Purchase Agreement and the Contribution Agreement, all as hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

Section 1.         Addition of Reliant as a Purchaser; Assignment of Receivable Interests by TD to Reliant. As of the Effective Date (as defined below), in accordance with Section 1.13(b) of the Purchase Agreement, each of the Seller, the Administrative Agent and each Purchaser Agent hereby consents to the addition of Reliant as a Purchaser under the Purchase Agreement and acknowledges and agrees that the immediately following sentence shall constitute an assumption agreement executed and delivered by Reliant to the Seller, the Administrative Agent and each Purchaser Agent for purposes of such Section 1.13(b). Reliant hereby acknowledges and agrees that, upon its execution of this Agreement, it will (x) become a party to the Purchase Agreement as a Purchaser and (y) become bound by the terms of the Purchase Agreement as a Purchaser. Reliant hereby appoints the TD Purchaser Agent to act as its Purchaser Agent under the Purchase Agreement and the TD Purchaser Agent hereby accepts such appointment. Each of the Seller, the Administrative Agent, the Purchaser Agents and the Banks hereby consents, notwithstanding anything in Section 7.03 of the Purchase Agreement to the contrary, to the assignment by TD to Reliant from time to time of Receivable Interests in the Pool Receivables; provided that TD shall promptly notify the Administrative Agent, the TD Purchaser Agent and the Seller of any such assignment.

Section 2.         Amendments to the Purchase Agreement. Effective as of the Effective Date, immediately after giving effect to the actions contemplated by Section 1 hereof, the Purchase Agreement is hereby amended as follows:

(a)            The Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages attached hereto as Annex A.

(b)            The Purchase Agreement is hereby further amended by replacing Annex F thereto with the copy of Annex F attached hereto as Annex B.

Section 3.         Amendments to the Contribution Agreement. Effective as of the Effective Date, immediately after giving effect to the actions contemplated by Section 1 hereof, the Contribution Agreement is hereby amended as follows:

(a)            The Contribution Agreement is hereby amended to incorporate the changes shown on the marked pages attached hereto as Annex C.

(b)            The Contribution Agreement is hereby further amended by replacing Annex B thereto with the copy of Annex B attached hereto as Annex D.

(b)            In connection with the extension of the Facility Termination Date of the Purchase Agreement, the Originator acknowledges that the Facility Termination Date under the Contribution Agreement shall accordingly be extended pursuant to clause (a) of the definition of “Facility Termination Date” contained therein.

Section 4.         Effectiveness of this Agreement. This Agreement shall become effective as of the date hereof (the “Effective Date”) at such time as:

(a)            executed counterparts of this Agreement have been delivered by each party hereto to the other parties hereto;

(b)            each Purchaser Agent shall have received payment of a one-time upfront fee in an amount equal to 5 basis points on the amount of its related Bank’s Bank Commitment as of the Effective Date;

(c)            the Administrative Agent shall have received opinions, in form and substance reasonably satisfactory to the Administrative Agent, from Troutman Pepper Locke LLP, with respect to true sale and non-consolidation matters after giving effect to this Agreement and the transactions contemplated hereby; and

(d)            the Administrative Agent and the Purchaser Agents shall have received, in form and substance reasonably satisfactory to the Administrative Agent and each Purchaser Agent, a certificate of the Secretary or Assistant Secretary of the Seller certifying copies of the resolutions of the Board of Directors of the Seller approving this Agreement and the transactions contemplated hereby.

Section 5.         Representations and Warranties. The Originator, the Seller and the Collection Agent represent and warrant as follows:

(a)            The execution, delivery and performance by the Originator, the Collection Agent and the Seller of this Agreement (i) are within its corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, and (iii) do not contravene (1) its charter, by-laws or limited liability company agreement, as applicable, (2) any law, rule or regulation applicable to it or (3) any contractual restriction binding on it or its property, in each case under clauses (2) or (3) where such contravention would reasonably be expected to have a material adverse effect on the collectability of any Pool Receivable, on the Originator, on the Seller or on the performance by the Collection Agent of its obligations under the Contribution Agreement or the Purchase Agreement. This Agreement has been duly executed and delivered by the Originator, the Seller and the Collection Agent.

(b)            No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Originator, the Seller or the Collection Agent of this Agreement or any other document to be delivered by the Originator, the Seller or the Collection Agent hereunder other than those already obtained; provided that the right of any assignee of a Receivable the obligor of which is a Government Obligor to enforce such Receivable directly against such obligor may be restricted by the Federal Assignment of Claims Act or any similar applicable law to the extent the Originator or the Seller shall not have complied with the applicable provisions of any such law in connection with the assignment or subsequent reassignment of any such Receivable.

(c)            This Agreement constitutes the legal, valid and binding obligation of the Originator, the Seller and the Collection Agent, enforceable against the Originator, the Seller and the Collection Agent in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)            The representations and warranties contained in (i) Section 4.01 of the Contribution Agreement (with respect to the Originator), (ii) Exhibit III to the Purchase Agreement (with respect to the Seller) and (iii) Section 4.08 of the Purchase Agreement (with respect to the Collection Agent) are correct in all material respects (except for those representations and warranties that are conditioned by materiality, material adverse effect or a similar qualification, which shall be correct in all respects) on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been correct in all material respects (except for those representations and warranties that are conditioned by materiality, material adverse effect or a similar qualification, which shall have been correct in all respects) on and as of such earlier date.

(e)            No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Termination or an Incipient Event of Termination.

Section 6.         Amendment to Fee Agreements. The Seller and each of the Banks hereby agrees that, upon the effectiveness of the amendments to the Purchase Agreement and the Contribution Agreement contemplated by Sections 2 and 3 above, the percentage “0.375%” in Section 2 of each Fee Agreement utilized in the calculation of the Commitment Fee (as defined in each Fee Agreement) for each calendar month is amended to be “0.325%, if Usage (as defined below) for such calendar month is ≥ 66%, and 0.375%, if Usage for such calendar month is < 66% (with Usage for any calendar month defined as a fraction (expressed as a percentage), the numerator of which is the average aggregate unpaid Capital of the Receivable Interests during such calendar month and the denominator of which is the average aggregate Bank Commitments during such calendar month)”. The Seller and TD hereby agree that, upon the effectiveness of the amendments to the Purchase Agreement and the Contribution Agreement contemplated by Sections 2 and 3 above, the TD Fee Agreement is additionally amended as follows: (x) the words “funded or otherwise owned by TD and GTA” in clause (ii) of Section 1 thereof is amended to be “funded or otherwise owned by TD, GTA and Reliant”, and (y) the words “funded or otherwise owned by such Banks and GTA” in clause (ii) of Section 2 thereof is amended to be “funded or otherwise owned by such Banks, GTA and Reliant”.

Section 7.         Purchase Agreement, Contribution Agreement and Fee Agreements in Full Force and Effect as Amended.

(a)            All of the provisions of the Purchase Agreement, the Contribution Agreement and each Fee Agreement, in each case, as amended hereby, and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect and are ratified and confirmed in all respects.

(b)            The respective parties hereto agree to be bound by the terms and conditions of the Purchase Agreement, the Contribution Agreement and the Fee Agreements, in each case, as amended hereby, as though such terms and conditions were set forth herein.

(c)            This Agreement may not be amended or otherwise modified except as provided in the Purchase Agreement, the Contribution Agreement or the Fee Agreements, as applicable.

(d)            This Agreement shall constitute a Transaction Document under both the Purchase Agreement and the Contribution Agreement.

Section 8.         Reference in Other Documents; Affirmation of Performance Undertaking Agreement.

(a)            On and from the date hereof, references to the Purchase Agreement in any agreement or document (including without limitation the Purchase Agreement, the Contribution Agreement and the Fee Agreements) shall be deemed to include a reference to the Purchase Agreement, as amended hereby, whether or not reference is made to this Agreement.

(b)            On and from the date hereof, references to the Contribution Agreement in any agreement or document (including without limitation the Contribution Agreement, the Purchase Agreement and the Fee Agreements) shall be deemed to include a reference to the Contribution Agreement, as amended hereby, whether or not reference is made to this Agreement.

(c)            On and from the date hereof, references to any Fee Agreement in any agreement or document (including without limitation the Purchase Agreement and the Contribution Agreement) shall be deemed to include a reference to such Fee Agreement, as amended hereby, whether or not reference is made to this Agreement.

(d)            United Rentals, Inc. hereby consents to this Agreement and hereby affirms and agrees that the Performance Undertaking Agreement is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects. Upon and at all times after the effectiveness of this Agreement, each reference in the Performance Undertaking Agreement to (i) the “Receivables Purchase Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Purchase Agreement as amended by this Agreement, and as hereafter amended, restated or otherwise modified from time to time and (ii) the “Purchase Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Contribution Agreement as amended by this Agreement, and as hereafter amended, restated or otherwise modified from time to time.

Section 9.         Deposit Account Control Agreement.

The Seller agrees to, within 90 days after the Effective Date (or such later date as may be agreed in writing by the Administrative Agent in its reasonable discretion) (the “Transition Period”), (i) cause account numbers x6839 and x2074 maintained with Wells Fargo Bank, National Association (the “Wells Collection Accounts”) to be novated such that they become accounts of the Seller and (ii) deliver to the Administrative Agent a Collection Account Agreement between the Administrative Agent, United Rentals, the Seller and Wells Fargo Bank, National Association, as the Collection Account Bank covering the Wells Collection Accounts, duly executed by each party thereto.

Notwithstanding anything to the contrary contained in any Transaction Document, the Seller represents and warrants, and the Originator agrees and acknowledges, that on and after the Effective Date, the Control Account and each of the Collection Accounts will be maintained and owned solely by the Seller, and the Originator will not have any interest in the Control Account or any of the Collection Accounts, other than, in each case, the Wells Collection Accounts during the Transition Period.

Section 10.       Costs and Expenses.

The Seller agrees to pay on demand all reasonable and documented costs and expenses in connection with the drafting, negotiation, revision, execution and delivery of this Agreement and the other documents and agreements to be delivered hereunder and thereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of one firm of primary counsel for the Administrative Agent and the Purchaser Agents, the Purchasers and the Banks.

Section 11.       Counterparts.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by electronic mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 12.       Headings.

The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 13.       Governing Laws.

This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply hereto).

The remainder of this page is intentionally left blank.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ORIGINATOR:	UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ Sybil Collins
		Name:	Sybil Collins
		Title:	Vice President, Treasurer

SELLER:	UNITED RENTALS RECEIVABLES LLC II

	By:	/s/ Sybil Collins
		Name:	Sybil Collins
		Title:	Vice President, Treasurer

COLLECTION AGENT:	UNITED RENTALS, INC.

	By:	/s/ Sybil Collins
		Name:	Sybil Collins
		Title:	Vice President, Treasurer

SOLELY FOR PURPOSES OF SECTION 8(d):

UNITED RENTALS, INC.

By:	/s/ Sybil Collins
	Name:	Sybil Collins
	Title:	Vice President, Treasurer

Signature Page

AMENDMENT NO. 17 to RPA AND AMENDMENT NO. 10 TO PCA

ADMINISTRATIVE AGENT:	THE BANK OF NOVA SCOTIA

	By:	/s/ Elie Silver
		Name:	Elie Silver
		Title:	Managing Director

PURCHASER:	LIBERTY STREET FUNDING LLC

	By:	/s/ Kevin J. Corrigan
		Name:	Kevin J. Corrigan
		Title:	Vice President

PURCHASER AGENT:	THE BANK OF NOVA SCOTIA

	By:	/s/ Elie Silver
		Name:	Elie Silver
		Title:	Managing Director

BANK:	THE BANK OF NOVA SCOTIA

	By:	/s/ Elie Silver
		Name:	Elie Silver
		Title:	Managing Director

Signature Page

AMENDMENT NO. 17 to RPA AND AMENDMENT NO. 10 TO PCA

PURCHASER AGENT:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Christopher Blaney
		Name:	Christopher Blaney
		Title:	Senior Vice President

BANK:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Christopher Blaney
		Name:	Christopher Blaney
		Title:	Senior Vice President

Signature Page

AMENDMENT NO. 17 to RPA AND AMENDMENT NO. 10 TO PCA

PURCHASER:	GOTHAM FUNDING CORPORATION

	By:	/s/ Kevin J. Corrigan
		Name:	Kevin J. Corrigan
		Title:	Vice President

PURCHASER AGENT:	MUFG BANK, LTD.

	By:	/s/ Eric Williams
		Name:	Eric Williams
		Title:	Managing Director

BANK:	MUFG BANK, LTD.

	By:	/s/ Eric Williams
		Name:	Eric Williams
		Title:	Managing Director

Signature Page

AMENDMENT NO. 17 to RPA AND AMENDMENT NO. 10 TO PCA

PURCHASER AGENT:	TRUIST BANK

	By:	/s/ John L. Anderson
		Name:	John L. Anderson
		Title:	Director

BANK:	TRUIST BANK

	By:	/s/ John L. Anderson
		Name:	John L. Anderson
		Title:	Director

Signature Page

AMENDMENT NO. 17 to RPA AND AMENDMENT NO. 10 TO PCA

PURCHASERS:	GTA FUNDING LLC

	By:	/s/ Kevin J. Corrigan
		Name:	Kevin J. Corrigan
		Title:	Vice President

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK

	By:	/s/ Luna K. Mills
		Name:	Luna K. Mills
		Title:	Managing Director

PURCHASER AGENT:	THE TORONTO-DOMINION BANK

	By:	/s/ Luna K. Mills
		Name:	Luna K. Mills
		Title:	Managing Director

BANK:	THE TORONTO-DOMINION BANK

	By:	/s/ Luna K. Mills
		Name:	Luna K. Mills
		Title:	Managing Director

Signature Page

AMENDMENT NO. 17 to RPA AND AMENDMENT NO. 10 TO PCA

PURCHASER AGENT:	REGIONS BANK

	By:	/s/ Cecil Noble
		Name:	Cecil Noble
		Title:	Managing Director

BANK:	REGIONS BANK

	By:	/s/ Cecil Noble
		Name:	Cecil Noble
		Title:	Managing Director

Signature Page

AMENDMENT NO. 17 to RPA AND AMENDMENT NO. 10 TO PCA

ANNEX A

CHANGED PAGES TO PURCHASE AGREEMENT

See Attached

ANNEX A

CONFORMED COPY INCORPORATING

AMENDMENT NO. 17 EFFECTIVE AS OF JUNE 6, 2025

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

Dated as of September 24, 2012

Among

UNITED RENTALS RECEIVABLES LLC II,

as Seller,

UNITED RENTALS, INC.,

as Collection Agent,

LIBERTY STREET FUNDING LLC,

as a Purchaser,

GOTHAM FUNDING CORPORATION,

as a Purchaser,

GTA FUNDING LLC,

as a Purchaser,

RELIANT TRUST,

as a Purchaser,

THE BANK OF NOVA SCOTIA,

as Purchaser Agent for Liberty, as Administrative Agent and as a Bank,

PNC BANK, NATIONAL ASSOCIATION,

as Purchaser Agent for itself and as a Bank,

MUFG BANK, LTD.,

as Purchaser Agent for Gotham and as a Bank,

TRUIST BANK,

as Purchaser Agent for itself and as a Bank,

THE TORONTO-DOMINION BANK,

as Purchaser Agent for GTA and Reliant and as a Bank

and

REGIONS BANK,

as Purchaser Agent for itself and as a Bank

Table of Contents

i

ii

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

Dated as of September 24, 2012

UNITED RENTALS RECEIVABLES LLC II, a Delaware limited liability company (the “Seller”), UNITED RENTALS, INC., a Delaware corporation (the “Collection Agent”), LIBERTY STREET FUNDING LLC (“Liberty”), a Delaware limited liability company, GOTHAM FUNDING CORPORATION (“Gotham”), a Delaware corporation, GTA FUNDING LLC (“GTA”), a Delaware limited liability company, RELIANT TRUST (“Reliant”), a master trust established under the laws of the Province of Ontario (each of Liberty, Gotham ~~and~~ GTA and Reliant, a “Purchaser”, and together the “Purchasers”), THE BANK OF NOVA SCOTIA (“Scotia Capital”), as a Bank, as administrative agent (the “Administrative Agent”) for the Investors and the Banks (as defined herein) and as purchaser agent for Liberty (the “Liberty Purchaser Agent”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Bank and as purchaser agent for itself (the “PNC Purchaser Agent”), MUFG BANK, LTD. (“MUFG”), as a Bank and as purchaser agent for Gotham (the “Gotham Purchaser Agent”), TRUIST BANK (“Truist”), as a Bank and as purchaser agent for itself (the “Truist Purchaser Agent”), THE TORONTO-DOMINION BANK (“TD”), as a Bank and as purchaser agent for GTA and Reliant (the “TD Purchaser Agent”), and REGIONS BANK (“Regions”), as a Bank and as purchaser agent for itself (the “Regions Purchaser Agent”, and together with the Liberty Purchaser Agent, the PNC Purchaser Agent, the Gotham Purchaser Agent, the Truist Purchaser Agent, and the TD Purchaser Agent, “Purchaser Agents”), agree as follows:

PRELIMINARY STATEMENTS

Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to this Agreement. Capitalized terms not defined herein are used as defined in the Purchase Agreement or, if not defined in the Purchase Agreement, the Credit Agreement. References in the Exhibits to the “Agreement” refer to this Agreement, as amended, modified or supplemented from time to time. All interest rate and yield determinations referenced herein shall be expressed as a decimal and rounded, if necessary, to the nearest one hundredth of a percentage point in the manner set forth herein (as applicable).

The Seller has acquired, and may continue to acquire, Receivables and Related Security from the Originator, either by purchase or by contribution to the capital of the Seller, in accordance with the terms of the Purchase Agreement. The Seller is prepared to sell undivided fractional ownership interests (referred to herein as “Receivable Interests”) in the Pool Receivables. The Purchasers may, in their sole discretion, purchase such Receivable Interests in the Pool Receivables, and the Banks are prepared to purchase such Receivable Interests in the Pool Receivables, in each case on the terms set forth herein.

Certain parties hereto previously entered into that certain Second Amended and Restated Receivables Purchase Agreement, dated as of September 28, 2011, as amended by that certain Assignment and Acceptance and Amendment Agreement, dated as of December 23, 2011 and as further amended and supplemented as of February 2, 2012, May 18, 2012 and September 24, 2012 (the “Existing Agreement”).

(b)  The Seller may, with the written consent of the Administrative Agent and each Purchaser Agent, which consent may be granted or withheld in their sole discretion, add additional persons as Banks, Purchasers and Purchaser Agents or cause an existing Bank to increase its Bank Commitment in connection with a corresponding increase in the Purchase Limit; provided, that the Bank Commitment of any Bank may only be increased with the prior written consent of such Bank, its related Purchaser Agent and, if such Bank has any related Purchasers, such related Purchasers. Each new Bank, Purchaser and Purchaser Agent shall become a party hereto, by executing and delivering to the Administrative Agent, each Purchaser Agent and the Seller, an assumption agreement pursuant to which such Bank, Purchaser and/or Purchaser Agent shall agree to become bound by the terms of this Agreement as a Bank, Purchaser or Purchaser Agent, as applicable.

SECTION 1.14.         Defaulting Banks; Delaying Banks

(a)            If any Bank (i) delivers a Delaying Certificate (that is not revoked), (ii) elects to provide Delayed Funds pursuant to Section 1.02(e) or (iii) shall become a Defaulting Bank hereunder, the Seller, upon providing written notice to the related Purchaser Agent and the Administrative Agent, shall have the right to (x) terminate the interests, rights and obligations of such Bank and its related Purchaser and Purchaser Agent, provided the Seller pays such Bank and its related Purchaser (if any) and Purchaser Agent all amounts payable in respect of Capital, accrued Yield and fees and other amounts owing to such Bank, its related Purchaser (if any) and Purchaser Agent under or in connection with this Agreement and the other Transaction Documents, or (y) require such Bank and its related Purchaser to sell and assign in accordance with Section 7.03 of this Agreement, all, but not less than all, of (A) such Bank’s Bank Commitments, without recourse, and (B) all of its respective interests, rights, and obligations under this Agreement to any Eligible Assignee(s); provided, however, that (a) such assignment shall not conflict with any statute, law, rule, regulation, order or decree of any governmental authority, (b) the assigning Bank and Purchaser shall have received from such Eligible Assignee(s) full payment in immediately available funds of all amounts payable to it in respect of Capital, accrued Yield and fees (except for the portion of any fees not otherwise payable to such Bank or Purchaser pursuant to this Section 1.14 or its applicable Fee Agreement), and other amounts owing to it under or in connection with this Agreement and the other Transaction Documents, (c) such assignment shall be without representation or warranty (except to the extent set forth in the related Assignment and Acceptance) by the assigning Bank and Purchaser and shall be at the sole expense of such assigning Bank, and (d) the assigning Bank and Purchaser shall continue to have the benefit of all indemnities and other agreements under this Agreement which survive the termination of this Agreement. No such assignment shall constitute a waiver or release of any claim of any party hereunder against such assigning Bank arising from such Bank having become a Defaulting Bank.

(b)            If a Bank has elected to provide Delayed Funds, (a) no Program Fee (as defined in the Fee Agreements) shall be payable to it with respect to such Delayed Funds unless and until such Delayed Funds (or the applicable Delayed Funding Amount, if less) are funded by it and (b) no Commitment Fee (as defined in the Fee Agreements) shall be payable to it on that portion of its undrawn Bank Commitment equal to the amount of its Delayed Funds.

(c)            If no Event of Termination or Incipient Event of Termination shall have occurred and be continuing, United Rentals, while it is the Collection Agent, may, in accordance with the Credit and Collection Policy, extend the maturity or adjust the Outstanding Balance or otherwise modify the payment terms of any Receivable as it deems appropriate to maximize Collections thereof; provided that such modification shall not (i) alter the status of the Pool Receivable as a Delinquent Receivable or Defaulted Receivable, or (ii) limit the rights of the Administrative Agent, Purchaser Agents, Banks or Investors.

(d)            The Collection Agent shall hold in trust for the Seller and each Investor and Bank, in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) that evidence or relate to Pool Receivables.

(e)            The Collection Agent shall, as soon as practicable following receipt, turn over to the Seller any cash collections or other cash proceeds received with respect to Receivables not constituting Pool Receivables.

(f)            The Collection Agent shall, from time to time at the request of the Administrative Agent or any Purchaser Agent, furnish to the Administrative Agent or such Purchaser Agent (promptly after any such request) a calculation of the amounts set aside for the Investors and the Banks pursuant to Section 1.04(b).

(g)            On or before the 15th Business Day of each month, the Collection Agent shall prepare and forward to the Administrative Agent and each Purchaser Agent a Monthly Report relating to the Receivable Interests outstanding on the last day of the immediately preceding month. ~~On~~At any time the Originator has an issuer rating equal to or lower than (i)  BB- (or the equivalent) from Standard & Poor’s or (ii) Ba3 (or the equivalent) from Moody’s, on or before the first Business Day of each week, the Collection Agent shall prepare and forward to the Administrative Agent and each Purchaser Agent a Weekly Report as of the last Business Day of the previous week; provided that no Weekly Report is due if Capital is equal to zero; provided further that a Weekly Report shall be provided to the Administrative Agent before Capital can be increased from zero. During the continuation of any Daily Report Trigger Event, within five Business Days following a request by the Administrative Agent or the Required Purchaser Agents, the Collection Agent shall prepare and forward to the Administrative Agent and each Purchaser Agent on each Business Day a Daily Report as of the Business Day immediately preceding such date of delivery; provided that no Daily Report is due if Capital is equal to zero; provided further that a Daily Report shall be provided to the Administrative Agent and each Purchaser Agent before Capital can be increased from zero during the continuation of a Daily Report Trigger Event.

SECTION 4.03.         Certain Rights of the Administrative Agent.

(a)            The Administrative Agent is authorized at any time after the occurrence of an Event of Termination that has not been waived in accordance with Section 2.02 to deliver (i) to the Controlled Account Bank the Notice of Effectiveness provided for in the Controlled Account Agreement and (ii) to any Collection Account Bank the Notice of Effectiveness provided in any Collection Account Agreement with such Collection Account Bank. The Seller

ARTICLE VI

THE PURCHASER AGENTS

SECTION 6.01.         Authorization.

(a)            Liberty, Scotia Capital, and each Bank or other Person that has entered into an Assignment and Acceptance and has agreed in such Assignment and Acceptance that Scotia Capital shall act as its Purchaser Agent, has appointed Scotia Capital as its Purchaser Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Purchaser Agent by the terms hereof, together with such powers as are reasonably incidental thereto.

(b)            PNC, and each Bank or other Person that has entered into an Assignment and Acceptance and has agreed in such Assignment and Acceptance that PNC shall act as its Purchaser Agent, has appointed PNC as its Purchaser Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Purchaser Agent by the terms hereof, together with such powers as are reasonably incidental thereto.

(c)            Gotham, MUFG, and each Bank or other Person that has entered into an Assignment and Acceptance and has agreed in such Assignment and Acceptance that MUFG shall act as its Purchaser Agent, has appointed MUFG as its Purchaser Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Purchaser Agent by the terms hereof, together with such powers as are reasonably incidental thereto.

(d)            Truist and each Bank or other Person that has entered into an Assignment and Acceptance and has agreed in such Assignment and Acceptance that Truist shall act as its Purchaser Agent, has appointed Truist as its Purchaser Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Purchaser Agent by the terms hereof, together with such powers as are reasonably incidental thereto.

(e)            GTA, Reliant, TD and each Bank or other Person that has entered into an Assignment and Acceptance and has agreed in such Assignment and Acceptance that TD shall act as its Purchaser Agent, has appointed TD as its Purchaser Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Purchaser Agent by the terms hereof, together with such powers as are reasonably incidental thereto.

(f)             Regions and each Bank or other Person that has entered into an Assignment and Acceptance and has agreed in such Assignment and Acceptance that Regions shall act as its Purchaser Agent, has appointed Regions as its Purchaser Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Purchaser Agent by the terms hereof, together with such powers as are reasonably incidental thereto.

As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of this Agreement), a Purchaser Agent shall not be required to

Affiliates and any Person who may do business with or own securities of the Seller, the Collection Agent, the Banks, the Originator or any Obligor or any of their respective Affiliates, all as if such Purchaser Agent were not a Purchaser Agent and without any duty to account therefor to the Investors or the Banks. If any Purchaser Agent is removed as a Purchaser Agent, such removal will not affect the rights and interests of such Purchaser Agent as a Bank.

SECTION 6.04.         Notices.

A Purchaser Agent shall give each of its related Investors and Banks prompt notice of each written notice received by it from the Seller or the Administrative Agent pursuant to the terms of this Agreement.

SECTION 6.05.         Bank’s Purchase Decision.

Each Bank acknowledges that it has, independently and without reliance upon any Purchaser Agent, any of its Affiliates or any other Bank and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon any Purchaser Agent, any of its Affiliates or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01.         Amendments, Etc.

Subject to Section 1.15 and the waiver provisions set forth in Section 2.02, no amendment or waiver of any provision of this Agreement and no consent to any departure by the Seller or the Collection Agent therefrom shall be effective unless in a writing signed by the Administrative Agent, the Banks, and each of the Purchaser Agents, for itself and, as applicable, as agent for its related Purchasers, and, in the case of any amendment, also signed by the Seller; provided, however, that no amendment shall, unless signed by the Collection Agent in addition to the Administrative Agent and the Purchaser Agents, affect the rights or duties of the Collection Agent under this Agreement and provided further that any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that, if required by the securitization program documents governing any Purchaser’s commercial paper program, no such amendment shall be effective until each Rating Agency rating the Commercial Paper has received written notice of such amendment and, in the case of material amendments, notified the related Purchaser Agent in writing that such action will not result in a reduction or withdrawal of the rating of any Commercial Paper. No failure on the part of the Investors, the Banks, the Administrative Agent or the Purchaser Agents to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

Attention: PNC Conduit Group

Facsimile No.: (412) 762-9184

If to the Gotham Purchaser Agent:

MUFG BANK, LTD.

34 Exchange Place, Plaza III 5th Floor

Jersey City, NJ 07311

Attention: Richard Kralik

Facsimile No.: (201) 369-2149

Email: securitization_reporting@us.mufg.jp

With a copy to:

MUFG BANK, LTD.

1221 Avenue of the Americas

New York, NY 10020

Attention: The Securitization Group

Facsimile No.: (212) 782-6448

Emails: securitization_reporting@us.mufg.jp

rudy.liu@mufgsecurities.com

If to the Truist Purchaser Agent:

TRUIST BANK

3333 Peachtree Road, NE

10th Floor East

Atlanta, Georgia 30326

Attention:         Chris Curtis

Tel. No.: (704) 362-5865

Facsimile No.: (404) 926-5100

Emails: Chris.Curtis@Truist.com

STRH.AFG@Truist.com

If to the TD Purchaser Agent:

THE TORONTO-DOMINION BANK

Asset Securitization Group

222 Bay Street,

EY Tower 7th floor

Toronto, Ontario M5K1A2

Attention: ~~Jamie Giles~~Luna Mills

Tel. No.: (~~416~~347) ~~307-8782~~882-7192

Facsimile No.: (416) 307-8840

Emails: ~~Jamie.Giles~~Luna.Mills@tdsecurities.com

~~Andrew.Gubasta~~ConduitFundingUS@tdsecurities.com

If to the Regions Purchaser Agent:

REGIONS BANK

1180 West Peachtree St. NW, Suite 1000

Atlanta, GA 30309

Attention: Cecil Noble

Tel. No.: (404) 221-4571

Email: cecil.noble@regions.com

If to a Purchaser:

LIBERTY STREET FUNDING LLC

Global Securitization

445 Broad Hollow Rd.

Melville, NY 11747

Tel. No.: (631) 587-4700

Facsimile No.: (212) 302-8767

GOTHAM FUNDING CORPORATION

c/o Global Securitization Services, LLC

114 West 47th Street, Suite 2310

New York, NY 10036

Tel. No.: (212) 295-2777

Facsimile No.: (212) 302-8767

Attention: Frank B. Bilotta

GTA FUNDING LLC

77 King Street West, TD North Tower, 25th Floor

Toronto, Ontario, Canada M5K 1A2

Attention: ASG Operations

Email: ASGOperations@tdsecurities.com

Contact Individual: Manasi Sabnis

Tel. No.: (416) 278-6075

Email: Manasi.Sabnis@tdsecurities.com

RELIANT TRUST

77 King Street West, TD North Tower, 25th Floor

Toronto, Ontario, Canada M5K 1A2

Attention: ASG Operations

Email: ASGOperations@tdsecurities.com

Contact Individual: Manasi Sabnis

Tel. No.: (416) 278-6075

Email: Manasi.Sabnis@tdsecurities.com

THE TORONTO-DOMINION BANK

Asset Securitization Group

222 Bay Street,

EY Tower 7th floor

Toronto, Ontario M5K1A2

Attention: ~~Jamie Giles~~Luna Mills

Tel. No.: (~~416~~347) ~~307-8782~~882-7192

Facsimile No.: (416) 307-8840

Emails: ~~Jamie.Giles~~Luna.Mills@tdsecurities.com

~~Andrew.Gubasta~~ConduitFundingUS@tdsecurities.com

REGIONS BANK

1180 West Peachtree St. NW, Suite 1000

Atlanta, GA 30309

Attention: Cecil Noble

Tel. No.: (404) 221-4571

Email: cecil.noble@regions.com

SECTION 7.03.         Assignability.

(a)            This Agreement and the Investors’ rights and obligations herein (including ownership of each Receivable Interest in the Pool Receivables) shall be assignable by participation or otherwise in whole or in part by the Investors and their successors and assigns with the prior written consent of the Seller, which consent shall not be unreasonably withheld or delayed; provided, however, that the Seller’s consent shall not be required for any assignment or participation from an Investor pursuant to the terms of its applicable liquidity agreement. Each assignor of a Receivable Interest in the Pool Receivables or any interest therein shall notify the applicable Purchaser Agent, the Administrative Agent and the Seller of any such assignment. Each assignor of a Receivable Interest in the Pool Receivables may, in connection with the assignment or participation, disclose to the assignee or participant any information relating to the Seller or the Receivables that was furnished to such assignor by or on behalf of the Seller or by the Administrative Agent and the related Purchaser Agent; provided that prior to any such disclosure, the assignee or participant agrees to preserve the confidentiality of any confidential information relating to the Seller received by it from any of the foregoing entities on terms substantially similar to those set forth in Section 7.06.

(b)            Each Bank may assign, with the prior written consent of the Seller, which consent shall not be unreasonably withheld or delayed, to any Eligible Assignee or to any other Bank all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Bank Commitment and any Receivable Interests in the Pool Receivables or interests therein owned by it). The parties to each such assignment shall execute and deliver to the Administrative Agent and the related Purchaser Agent for each such party an Assignment and Acceptance. In addition, each Bank or any of its respective Affiliates may assign any of its rights (including, without limitation, rights to payment of Capital and Yield) under this Agreement to any Federal Reserve Bank without notice to or consent of the Seller, the Administrative Agent or the Purchaser Agent.

GTA arising out of or based on this Agreement, against the Person providing independent director, member or manager services to GTA, or against any stockholder, employee, officer, director or incorporator of GTA. For purposes of this Section, the Person providing such independent director, member or manager services to GTA shall include such Person and all affiliates thereof and any employee, officer, director, incorporator, stockholder or beneficial owner of any of them; provided, however, that GTA shall not be considered to be an affiliate of such Person for purposes of this Section.

(e)            No recourse shall be had for the payment of any amount owing by Reliant under this Agreement, or for the payment by Reliant of any other obligation or claim of or against Reliant arising out of or based on this Agreement, against the Person (if any) providing independent trustee, director, member or manager services to Reliant, or against any certificate holder, stockholder, employee, officer, director or incorporator of Reliant. For purposes of this Section, the Person providing any such independent trustee, director, member or manager services to Reliant shall include such Person and all affiliates thereof and any employee, officer, director, incorporator, stockholder or beneficial owner of any of them; provided, however, that Reliant shall not be considered to be an affiliate of such Person for purposes of this Section.

(f)            ~~(e)~~ No recourse shall be had for the payment of any amount owing by any other Investor that is a commercial paper conduit under this Agreement, or for the payment by such Investor of any other obligation or claim of or against such Investor arising out of or based on this Agreement, against the Person providing independent director, member or manager services to such Investor, or against any stockholder, employee, officer, director or incorporator of such Investor. For purposes of this Section, the Person providing such independent director, member or manager services to such Investor shall include such Person and all affiliates thereof and any employee, officer, director, incorporator, stockholder or beneficial owner of any of them; provided, however, that such Investor shall not be considered to be an affiliate of such Person for purposes of this Section.

SECTION 7.15.         Amendment and Restatement; Acknowledgement.

(a)            Each of the parties hereto acknowledges that the amendment and restatement of the Existing Agreement on the terms and conditions set forth herein shall not in any way affect any sales, transfers, assignments or security interest grants effected pursuant to the Existing Agreement or any representations, warranties or covenants made by the Seller or the Collection Agent with respect to such sales, transfers, assignments or security interest grants, any indemnities made by the Seller or by the Collection Agent, or any rights or remedies of the Administrative Agent, the Purchaser Agents, the Banks, the Purchasers or any other Indemnified Party with respect thereto. Each of the parties hereto confirms all sales, transfers, assignments and security interests effected pursuant to the Existing Agreement.

(b)            The Seller hereby confirms and agrees that all Capital and all other obligations of the Seller outstanding under the Existing Agreement immediately prior to the amendment and restatement thereof as contemplated hereby shall, unless and until paid, continue to remain outstanding under this Agreement. The Investors hereby acknowledge that, after giving effect to the amendment and restatement of the Existing Agreement on the terms and conditions set forth herein, as a result of the revised Bank Commitments of each Bank, the

(which rate is not necessarily the lowest rate that Scotia Capital charges any corporate customer) (the “Scotia Prime Rate”); and

(ii)            the Federal Funds Rate plus 0.50% per annum;

(b)            For PNC and each other Bank for which PNC acts as Purchaser Agent, on any date, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the higher of:

(i)            the rate of interest determined by PNC in Pittsburgh, Pennsylvania, from time to time in its sole discretion, as its prime commercial lending rate (which rate is not necessarily the lowest rate that PNC charges any corporate customer); and

(ii) the Federal Funds Rate plus 0.50% per annum;

(c)            For MUFG, Gotham and each other Bank for Gotham, on any date, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the higher of:

(i)            the rate of interest determined by MUFG in New York, New York, from time to time in its sole discretion, as its prime commercial lending rate (which rate is not necessarily the lowest rate that MUFG charges any corporate customer); and

(ii) the Federal Funds Rate plus 0.50% per annum;

(d)            For Truist and each other Bank for which Truist acts as Purchaser Agent, on any date, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the higher of:

(i)            the rate of interest determined by Truist in Charlotte, North Carolina, from time to time in its sole discretion, as its prime commercial lending rate (which rate is not necessarily the lowest rate that Truist charges any corporate customer); and

(ii) the Federal Funds Rate plus 0.50% per annum;

(e)            For TD, GTA, Reliant and each other Bank for GTA or Reliant, on any date, a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the higher of:

(i)            the rate of interest determined by TD in Toronto, Ontario, from time to time in its sole discretion, as its prime commercial lending rate (which rate is not necessarily the lowest rate that TD charges any corporate customer); and

(ii) the Federal Funds Rate plus 0.50% per annum; and

Rules 13d-3 and 13d-5 promulgated under the Securities Exchange Act of 1934) of 50% or more of the total voting stock of United Rentals on a fully diluted basis; (b) any “Change of Control” or similar event, however denominated, shall occur under, and as defined in, the Credit Agreement; or (c) the Seller shall cease to be a direct or indirect, wholly owned Subsidiary of United Rentals; provided, however, that any Originator or any Subsidiary of an Originator, in each case excluding the Seller, may be merged or amalgamated with or into any other Originator or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of (each, an “Affiliate Transfer”), in one transaction or a series of transactions, to any other such Originator (and, subsequent to such Affiliate Transfer, to liquidate, wind-up or dissolve the transferring Originator if such Originator holds no remaining assets and any outstanding obligations hereunder have been assumed by the transferee).

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means each Receivable and the Related Security and Collections with respect to, and other proceeds of, such Receivable and Related Security and the collateral security referred to in Section 1.09 of the Agreement.

“Collection Account” means any deposit account, lock-box account or any account into which credit card collections are deposited, maintained by the Seller for the purpose of receiving Collections, as set forth on Annex F (as such list of Collection Accounts on Annex F may be updated from time to time pursuant to a written notice from the Seller to the Administrative Agent attaching an updated Annex F and subject to compliance with paragraph (h) of Exhibit IV)~~.~~; provided that, notwithstanding anything herein to the contrary (including paragraph (h) of Exhibit IV), during the period commencing on June 6, 2025 and ending on September 4, 2025 accounts x6839 and x2074 maintained by the Originator at Wells Fargo Bank, National Association shall be deemed to be Collection Accounts.

“Collection Account Agreement” means an agreement between the Administrative Agent, United Rentals, the Seller and a Collection Account Bank reasonably acceptable to the Administrative Agent. The parties hereto agree that the Controlled Account Agreement amended to cover a Collection Account may also constitute a Collection Account Agreement with respect to such Collection Account.

“Collection Account Bank” means the bank or other financial institution holding a Collection Account.

“Collection Agent” means at any time the Person then authorized pursuant to Article IV to service, administer and collect Pool Receivables.

“Collection Agent Default” has the meaning specified in Exhibit VI hereto. “Collection Agent Fee” has the meaning specified in Section 1.05(a).

“Collection Agent Fee Reserve” for any Receivable Interest in the Pool Receivables at any time means the sum of (a) the unpaid Collection Agent Fee relating to such Receivable Interest in the Pool Receivables accrued to such time, plus (b) an amount equal to the product of (i) the Capital of such Receivable Interest in the Pool Receivables on such date, (ii)

the percentage per annum at which the Collection Agent Fee is accruing on such date, (iii) a stress factor of 2.25 and (iv) a fraction having the Days Sales Outstanding as its numerator and 360 as its denominator.

“Collections” means, with respect to any Receivable, (a) all funds that are received by the Seller or the Collection Agent in payment of any amounts owed in respect of such Receivable (including, without limitation, purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Receivable (including, without limitation, insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Obligor or any other party directly or indirectly liable for the payment of such Receivable and available to be applied thereon), (b) all Collections deemed to have been received pursuant to Section 1.04 and (c) all other proceeds of such Receivable.

“Commercial Paper” means promissory notes of a Purchaser issued by such Purchaser in the commercial paper market.

“Commitment Termination Date” means the earliest of (a) June 24, ~~2025~~2026 (or the date so extended, or otherwise modified in a written agreement pursuant to Section 1.13), (b) the Facility Termination Date, (c) the date determined pursuant to Section 2.02, and (d) the date the Purchase Limit reduces to zero.

“Concentration Percentage” for any Obligor means at any time the “Concentration Percentage” with respect to such Obligor determined in accordance with the below ratings table; provided that if an Obligor’s payment obligations under Receivables owing by such Obligor are guaranteed in full by another entity, such guarantor’s ratings (to the extent higher than the ratings of such Obligor) shall be used in determining the Concentration Percentage of such Obligor; and provided, further, that in the case of an Obligor with any Affiliated Obligor, the Concentration Percentage shall be calculated, to the extent practicable, as if such Obligor and such Affiliated Obligor(s) are one Obligor (in the event such Obligor and such Affiliated Obligor(s) are in different Classes, the aggregate Concentration Percentage with respect to such Obligor and such Affiliated Obligor(s) shall be determined based on the highest of the Classes of such Obligor and such Affiliated Obligor(s) (or their respective guarantors, if applicable); provided that in no event shall the Concentration Percentage of any Obligor and its Affiliated Obligor(s) (if applicable) in the same Class exceed the Concentration Percentage applicable to such Obligor’s Class set forth in the below ratings table).

Class of Obligor	Short-Term Rating (Standard & Poor’s/Moody’s)	Long-Term Rating (Standard & Poor’s /Moody’s)	Concentration Percentage
Class A Obligor	A-1/P-1 or higher	A/A2 or higher	10.00%
Class B Obligor	A-2/P-2	A-/A3 or BBB+/Baa1	5.00%
Class C Obligor	A-3/P-3	BBB/Baa2 or BBB-/Baa3	3.33%
Class D	Lower than A-3/P-3 or	Below BBB-/Baa3 or	2.00%

from time to time at the request of the Seller, the Originator and the Collection Agent and with the written consent of the Administrative Agent (acting on the instruction of each Purchaser Agent).

“Excluded Taxes” has the meaning specified in Section 7.04(d).

“Existing Agreement” has the meaning as set forth in the preamble to this Agreement.

“Extended Term Receivable” means the U.S. dollar denominated indebtedness of any Obligor resulting from the provision, lease or sale of goods or services to such Obligor by the Originator under a Contract generated by the Originator in the ordinary course of its business (except that the stated repayment term is greater than 30 days but not more than 90 days) for which all actions required to be performed by the Originator have been performed, and includes the right to payment of any sales tax, interest or finance charges and other obligations of such Obligor with respect thereto, which Receivable has been acquired or purported to be acquired by the Seller by purchase or by capital contribution pursuant to the Purchase Agreement; provided that “Extended Term Receivable” shall not include any Excluded Receivables.

“Facility Termination Date” means the earliest of (a) June 24, ~~2025~~2026, (b) the date determined pursuant to Section 2.02, (c) the date the Purchase Limit is reduced to zero pursuant to Section 1.01(b) or (d) the date upon which the Credit Agreement is terminated in connection with an Event of Default thereunder.

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among governmental authorities and implementing such Sections of the Code.

“Federal Assignment of Claims Act” means the Assignment of Claims Act of 1940, 31 U.S.C. § 3727 and 41 U.S.C. § 15, as amended from time to time.

“Federal Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. § § 101 et seq.

“Federal Funds Rate” means, with respect to any day, the rate set forth in H.15(519) for that day opposite the caption “Federal Funds (Effective).” If on any date of determination, such rate is not published in H.15(519), such rate will be the rate set forth in Composite 3:30 P.M. Quotations for U.S. Government Securities for that day under the caption “Federal Funds/Effective Rate.” If on any date of determination, the appropriate rate is not published in either H.15(519) or Composite 3:30 P.M. Quotations for U.S. Government Securities, such rate will be the arithmetic mean of the rates for the last transaction in overnight federal funds arranged by three leading brokers of federal funds transactions in New York City prior to 9:00 a.m., New York City time, on that day.

amount specifically requested by any Person in connection with any receivables purchase facility effected by such Purchaser.

“Purchase Agreement” means the Third Amended and Restated Purchase and Contribution Agreement, dated as of the date of the Agreement, between the Originator, as seller, United Rentals, as collection agent, and United Rental Receivables LLC II, as buyer, as the same may be amended, modified or restated from time to time.

“Purchase Limit” means $1,500,000,000, as such amount may be reduced pursuant to Section 1.01(b). References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit, as then reduced pursuant to Section 1.01(b), minus the then outstanding Capital of Receivable Interests under the Agreement.

“Purchase Request” means a request, substantially in the form of Annex I hereto, delivered by the Seller pursuant to Section 1.02 of the Agreement.

“Purchaser” means (i) Liberty Street Funding LLC and any successor or assign of such Purchaser that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables, (ii) Gotham Funding Corporation and any successor or assign of such Purchaser that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables, (iii) GTA Funding LLC and any successor or assign of such Purchaser that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables, ~~and~~ (iv) Reliant Trust and any successor or assign of such Purchaser that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables and (v) any other Person that becomes a Purchaser hereunder that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables.

“Purchaser Agent” means (i) Scotia Capital and its permitted successors and assigns as Liberty Purchaser Agent, (ii) PNC and its permitted successors and assigns as PNC Purchaser Agent, (iii) MUFG and its permitted successors and assigns as Gotham Purchaser Agent, (iv) Truist and its permitted successors and assigns as Truist Purchaser Agent, (v) TD and its permitted successors and assigns as TD Purchaser Agent, and (vi) Regions and its permitted successors and assigns as Regions Purchaser Agent.

“Purchaser Agent’s Account” means (i) with respect to Scotia Capital, the special account (account number 1016733, ABA No. 026-002532, FFC: BNS HOUSTON – NOSCUS4H (Liberty Street Funding LLC – acct 1016733)) of Scotia Capital maintained at the office of Scotia Capital; (ii) with respect to PNC, the special account (account number 1002422076, ABA No. 043-000-096) of PNC maintained at the office of PNC; (iii) with respect to MUFG, the special account (account number 310-035-147, ABA No. 026-009-632) of MUFG maintained at the office of MUFG; (iv) with respect to Truist, the special account (account number 1000022220783, ABA No. 053101121, Ref: United Rentals) of Truist maintained at the office of Truist; (v) with respect to TD, the special account (account

NRPB	= the Net Receivables Pool Balance at the time of computation.

Each Receivable Interest shall be determined from time to time pursuant to the provisions of Section 1.03.

“Receivables Pool” means at any time the aggregation of each then outstanding Receivable, payment of which is directed to one of the Collection Accounts.

“Recipient” has the meaning specified in Section 1.11.

“Refund Recipient” has the meaning specified in Section 7.04(g).

“Regions” has the meaning as set forth in the preamble to this Agreement and its successors and assigns.

“Regions Fee Agreement” means the separate fee agreement, effective as of May 24, 2024, pertaining to fees among the Seller and Regions as Regions Purchaser Agent, as the same may be amended or restated from time to time.

“Regions Purchaser Agent” has the meaning as set forth in the preamble to this Agreement and its successors and assigns.

“Related Bank” means (a) with respect to Liberty and the Liberty Purchaser Agent, Scotia Capital and each Eligible Assignee that shall become a party to the Agreement as a Related Bank for Liberty and the Liberty Purchaser Agent pursuant to Section 7.03; (b) with respect to Gotham and the Gotham Purchaser Agent, MUFG and each Eligible Assignee that shall become a party to the Agreement as a Related Bank for Gotham and the Gotham Purchaser Agent pursuant to Section 7.03; (c) with respect to the PNC Purchaser Agent, PNC and each Eligible Assignee that shall become a party to the Agreement as a Related Bank for the PNC Purchaser Agent pursuant to Section 7.03; (d) with respect to the Truist Purchaser Agent, Truist and each Eligible Assignee that shall become a party to the Agreement as a Related Bank for the Truist Purchaser Agent pursuant to Section 7.03; (e) with respect to GTA, Reliant and the TD Purchaser Agent, TD and each Eligible Assignee that shall become a party to the Agreement as a Related Bank for GTA and Reliant and the TD Purchaser Agent pursuant to Section 7.03; (f) with respect to the Regions Purchaser Agent, Regions and each Eligible Assignee that shall become a party to the Agreement as a Related Bank for the Regions Purchaser Agent pursuant to Section 7.03;and (g) with respect to any other Purchaser or any Purchaser Agent, each Bank that is an Eligible Assignee identified in the Assignment and Acceptance pursuant to which such Purchaser and/or Purchaser Agent became a party to this Agreement and each Eligible Assignee that shall become a party to the Agreement as a Related Bank with respect to any such Person pursuant to Section 7.03.

“Related Security” means with respect to any Receivable all of the Seller’s interest in:

(a)            any goods (including returned goods) relating to any sale giving rise to such Receivable;

(b)            all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements authorized or signed by an Obligor describing any collateral securing such Receivable;

(c)            all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; and

(d)            the Contract and all other books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Obligor.

“Relevant Governmental Body” has the meaning specified in Section 1.15.

“Reliant” has the meaning as set forth in the preamble to this Agreement.

“Repurchase Date” has the meaning set forth in Section 1.12.

“Required Purchaser Agents” means at any time Purchaser Agents whose Related Banks and Purchasers hold in the aggregate Receivable Interests representing more than 66 2/3%, or, in the event no Receivable Interests are outstanding, whose Related Banks have aggregate Bank Commitments representing more than 66 2/3% of the Bank Commitments; provided, that, (i) solely for purposes of this definition, the Receivable Interests and Bank Commitment for the Related Bank and Purchasers of any Purchaser Agent whose Related Bank is a Defaulting Bank shall be zero for so long as such Bank remains a Defaulting Bank and (ii) solely for purposes of determining the Required Purchaser Agents for the waiver of the occurrence of a Liquidation Day under Section 1.04(b), the Receivable Interests held by any Bank that is a Delaying Bank at such time shall be zero until such time that Collections are applied in full under item “first” contained in the proviso at the end of Section 1.04(c)(x)(iii).

“Reserve Dilution Ratio” means the percentage equivalent of a fraction, computed as of the last day of each calendar month, obtained by dividing (a) the aggregate Dilutions as of the last day of such month by (b) the aggregate amount of newly generated Receivables during the two months prior to such month.

“Response Deadline” has the meaning set forth in Section 1.13(a).

“Responsible Officers” means the President, any Vice President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, legal counsel, or any other executive or financial officer of the Seller, the Collection Agent (including United Rentals in its individual capacity) or the Originator.

“Sanctions Laws” means any law relating to trade or economic sanctions, anti-corruption or anti-terrorism, including any law administered or enforced by the U.S.

Adverse Claim arising under or permitted by any Transaction Document) upon or with respect to, the Seller’s undivided interest in any Pool Receivable, Related Security, Controlled Account or Collections, or upon or with respect to any account to which any Collections of any Pool Receivables are sent, or assign any right to receive income in respect thereof. The Seller will not grant or suffer to exist any lien, security interest or other charge or encumbrance or control over the Collection Accounts (other than any lien, security interest or other charge or encumbrance or control in favor of the Administration Agent created or granted under a Transaction Document).

(e)            Extension or Amendment of Receivables. Except as provided in Section  4.02(c), the Seller will not, and will not permit the Collection Agent to, (i) extend the maturity or adjust the Outstanding Balance or otherwise modify the terms of any Pool Receivable in a manner inconsistent with the Credit and Collection Policy, that would result in the Dilution of such Pool Receivable or that would otherwise prevent such Pool Receivable from being an Eligible Receivable unless, in each case, the Seller shall have been deemed to have received a Collection in respect of such Pool Receivable, or (ii) amend, modify or waive in any material respect any term or condition relating to payments under or enforcement of any Contract related thereto.

(f)            Change in Business or Credit and Collection Policy. The Seller will not make or permit any change in the character of its business or in the Credit and Collection Policy that would, in either case, materially adversely affect the collectability of the Receivables Pool or the ability of the Seller to perform its obligations under the Agreement, except as may otherwise be agreed in writing by the Administrative Agent and each Purchaser Agent.

(g)            Change in Payment Instructions to Obligors. The Seller will not make or permit any change in the instructions to Obligors regarding payments to be made to the Seller or the Collection Agent or payments to be made to the Controlled Account Bank, unless the Administrative Agent shall have received notice of and agreed to such change, other than a change related solely to instructions to Obligors to pay to a new ~~Controlled~~Collection Account Bank and subject to a ~~Controlled~~Collection Account Agreement.

(h)           Addition or Termination of Controlled Account Bank or Controlled Account Agreement or of Collection Account Bank or Collection Account Agreement; Addition or Closure of Controlled Account or Collection Account. The Seller will not add or terminate or cause or permit the addition or termination of any bank as a Controlled Account Bank from those listed in Annex F to the Agreement or terminate any Controlled Account Agreement, unless the Administrative Agent shall have received notice of such addition or termination of a Controlled Account Bank, notice of the termination of the Controlled Account Agreement with any terminated Controlled Account Bank, executed copies of a Controlled Account Agreement with each newly added Controlled Account Bank and an updated Annex F to the Agreement reflecting any such addition or termination. The Seller will not add or close or cause or permit the addition or closure of any Controlled Account from those listed in Annex F to the Agreement, unless the Administrative Agent shall have received notice of such addition or closure, executed copies of a new Controlled Account Agreement and/or an existing Controlled Account Agreement amended to cover each newly added Controlled Account, and an updated Annex F to the Agreement reflecting any such addition or closure, and, in the case of any closure, there shall be at least one remaining Controlled Account. The Seller will not permit any provision of any Controlled Account Agreement to be changed, amended, modified or waived without the prior written consent of the Administrative Agent. The Seller will not add or terminate or cause or permit the addition or termination of any bank as a Collection Account Bank from those listed in Annex F to the Agreement or terminate any Collection Account Agreement, unless the Administrative Agent shall have received notice of such addition or termination of a Collection Account Bank, notice of the termination of the Collection Account Agreement with any terminated Collection Account Bank, executed copies of a Collection Account Agreement with each newly added Collection Account Bank and an updated Annex F to the Agreement reflecting any such addition or termination. The Seller will not add or close or cause or permit the addition or closure of any Collection Account from those listed in Annex F to the Agreement, unless the Administrative Agent shall have received notice of such addition or closure, executed copies of a new Collection Account Agreement and/or an existing Collection Account Agreement amended to cover each newly added Collection Account, and an updated Annex F to the Agreement reflecting any such addition or closure, and, in the case of any closure, there shall be at least one remaining Collection Account. The Seller will not permit any provision of any Collection Account Agreement to be changed, amended, modified or waived without the prior written consent of the Administrative Agent.

(i)            Deposits to Controlled Account. The Seller will deposit, or cause to be deposited, all Collections of Pool Receivables into the Collection Accounts, and will cause all such Collections deposited to the Collection Accounts to be transferred to the Controlled Account within one Business Day of receipt except to the extent otherwise permitted by the provisions of Section 1.04(a) hereof. The Seller will not deposit or otherwise credit, or cause or issue any instructions to be so deposited or credited, to the Controlled Account cash or cash proceeds other than Collections of Pool Receivables and the proceeds of Excluded Receivables. The Seller will not deposit or otherwise credit, or cause or issue any instructions to be so deposited or credited, to the Collection Accounts cash or cash proceeds other than Collections of Pool Receivables, the proceeds of Excluded Receivables, and to the limited extent permitted herein, Identifiable Combined Assets. The Seller will use its commercially reasonable efforts to not cause any proceeds of Excluded Receivables to be transferred or deposited into the Controlled Account and, in the event any such proceeds of Excluded Receivables are so transferred or deposited into the Controlled Account, the Seller will transfer, or cause to be transferred (and the Collection Agent agrees to transfer), such proceeds to the Originator within one Business Day of the day on which the Seller becomes aware that such proceeds are transferred or deposited into the Controlled Account (but in no event more than two Business Days after the date on which such proceeds are transferred or deposited into the Controlled Account).

(j)            Marking of Records. At its expense, the Seller will mark its master data processing records evidencing Pool Receivables and related Contracts with a legend evidencing that Receivable Interests related to such Pool Receivables and related Contracts have been sold in accordance with the Agreement.

(k)            Reporting Requirements. The Seller will provide to the Administrative Agent (in multiple copies, if requested by the Administrative Agent) the following:

(x)            The Seller shall have bills of sale (or similar instruments of assignment) and, if appropriate, UCC-1 financing statements, with respect to all assets purchased from any of the Other Corporations.

(xi)            The Seller shall not engage in any transaction with any of the Other Corporations, except as permitted by the Agreement and as contemplated by the Purchase Agreement.

(xii)           The Seller shall comply with (and cause to be true and correct) each of the facts and assumptions contained in the opinions delivered pursuant to Amendment No. ~~16~~17 to the Agreement, dated on or about ~~May 24~~June 6, ~~2024~~2025.

(m)            Transaction Documents. Subject to the waiver provisions set forth in Section 2.02, the Seller will not amend, waive or modify any provision of any of the Transaction Documents or waive the occurrence of any “Event of Termination” under the Purchase Agreement, without the prior written consent of the Administrative Agent and each Purchaser Agent. The Seller will perform all of its obligations under the Transaction Documents in all material respects and will enforce the Transaction Documents in accordance with its terms in all material respects.

(n)            Nature of Business. The Seller will not engage in any business other than the purchase of Receivables, Related Security and Collections from the Originator and the transactions contemplated by the Agreement. The Seller will not create or form any Subsidiary.

(o)            Mergers, Etc. The Seller will not merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, or enter into any joint venture or partnership agreement with, any Person.

(p)            Distributions, Etc. So long as a Purchaser’s Commercial Paper with respect to this transaction is outstanding, any Capital of or Yield on any Receivable Interest is outstanding or any other amounts are owed by the Seller hereunder to the Investors, the Banks, the Administrative Agent or the Purchaser Agents, the Seller will not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any membership interests of the Seller, or return any capital to its members as such, or purchase, retire, defease, redeem or otherwise acquire for value or make any payment in respect of any membership interests of the Seller or any warrants, rights or options to acquire any such interests, now or hereafter outstanding; provided, however, that the Seller may declare and pay cash dividends on its membership interests to its members so long as (i) no Event of Termination shall then exist or would occur as a result thereof, (ii) such dividends are in compliance with all applicable law including the limited liability company law of the state of the Seller’s formation, and (iii) such dividends have been approved by all necessary and appropriate company action of the Seller.

(q)            Debt. The Seller will not incur any Debt, other than any Debt incurred pursuant to the Agreement, the Purchase Agreement or the Fee Agreements.

Banks in their sole and absolute discretion) the collectability of the Receivables Pool or the ability of the Seller or the Collection Agent to collect Pool Receivables or otherwise perform its obligations under the Agreement; or

(k)            An “Event of Termination” or “Facility Termination Date” shall occur under the Purchase Agreement or any other Transaction Document shall cease to be in full force and effect; or

(l)            All of the outstanding membership interests of the Seller shall cease to be owned, directly or indirectly, by United Rentals; or

(m)            The Outstanding Balance of all Receivables (based on the most recent Monthly Report; provided that if a more recent Weekly Report has been submitted pursuant to Section 4.02(g), then based on such Weekly Report) shall for any two consecutive Business Days be less than 105% of the aggregate outstanding Capital (based on the most recent Monthly Report; provided that if a more recent Weekly Report has been submitted pursuant to Section  4.02(g), then based on such Weekly Report), Yield Reserve, Loss Reserve, Collection Agent Fee Reserve and Dilution Reserve (each as shown in the most recent Monthly Report) and the Seller shall not have cured such event within two Business Days after the date of delivery of the ~~Weekly~~Monthly Report to the Administrative Agent and the Purchaser Agents or the date such Monthly Report should have been delivered (or, if a more recent Weekly Report has been or should have been delivered to the Administrative Agent and the Purchaser Agents pursuant to Section 4.02(g), the Seller shall not have cured such event within two Business Days after the date of delivery of such Weekly Report or the date such Weekly Report should have been delivered); or

(n)            Either (A) a governmental authority with proper authority asserts that (i) the Seller is (or may be deemed) a “covered fund” under the Volcker Rule, and (ii) the terms of this Agreement result in the acquisition by the Administrative Agent or any of the Investors of an ownership interest (as defined in the Volcker Rule) in the Seller or (B) the Administrative Agent or the Investors have reasonably determined that an event of the type described in the foregoing subclause (A) of this clause will, with notice or lapse of time, occur.

V-3

ANNEX B

ANNEX F TO PURCHASE AGREEMENT

Omitted

ANNEX C

CHANGED PAGES TO CONTRIBUTION AGREEMENT

See Attached

ANNEX C

CONFORMED COPY INCORPORATING

AMENDMENT NO. 10 EFFECTIVE AS OF JUNE 6, 2025

THIRD AMENDED AND RESTATED PURCHASE AND CONTRIBUTION AGREEMENT

Dated as of September 24, 2012

between

UNITED RENTALS (NORTH AMERICA), INC.,

as Originator

UNITED RENTALS, INC.,

as Collection Agent

and

UNITED RENTALS RECEIVABLES LLC II,

as Buyer

V-4

“PNC” means PNC Bank, National Association, and its successors and assigns.

“Purchase Date” means the date of each purchase of Receivables under this Agreement.

“Purchase Price” has the meaning specified in Section 2.02(a).

“Purchased Receivable” means any Receivable or ENB Receivable which, pursuant to Article II has been identified as a Purchased Receivable and purchased (or purported to be purchased) by the Buyer.

“Purchaser” means (i) Liberty Street Funding LLC and any successor or assign of such Purchaser that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables, (ii) Gotham Funding Corporation and any successor or assign of such Purchaser that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables, (iii) GTA Funding LLC and any successor or assign of such Purchaser that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables, ~~and~~ (iv) Reliant Trust and any successor or assign of such Purchaser that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables, and (v) any other Person that becomes a Purchaser under the Receivables Agreement that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables.

“Purchaser Agent” means (i) Scotia Capital and its permitted successors and assigns as Liberty Purchaser Agent, (ii) PNC and its permitted successors and assigns as PNC Purchaser Agent, (iii) MUFG and its permitted successors and assigns as Gotham Purchaser Agent, (iv) Truist and its permitted successors and assigns as Truist Purchaser Agent, (v) TD and its permitted successors and assigns as TD Purchaser Agent, and (vi) Regions and its permitted successors and assigns as Regions Purchaser Agent.

“Receivable” means the U.S. dollar denominated indebtedness of any Obligor resulting from the provision or sale of goods or services (including, without limitation, the lease or rental of goods) to such Obligor by the Originator under a Contract generated by the Originator in the ordinary course of its business for which all actions required to be performed by the Originator have been performed (except in the case of ENB Receivables, for which the Originator will not have presented an invoice to the related Obligor), and includes the right to payment of any sales tax, interest or finance charges and other obligations of such Obligor with respect thereto; provided that “Receivable” shall not include any Excluded Receivables. For the avoidance of doubt, Receivables shall include ENB Receivables.

“Receivables Agreement” means that certain Third Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, among the Buyer, as seller, Liberty Street Funding LLC, as a purchaser, Gotham Funding Corporation, as a purchaser, ~~and~~ GTA Funding LLC, as a purchaser, and Reliant Trust, as a purchaser, Scotia Capital, as a bank, as administrative agent and as Liberty purchaser agent, PNC, as a bank and as a purchaser agent, MUFG, as a bank and as Gotham purchaser agent, Truist, as a bank and as a purchaser agent, TD, as a bank and as GTA and Reliant purchaser agent, and Regions, as a bank and as a purchaser agent, and United Rentals, as collection agent, as amended, restated, modified or supplemented from time to time.

“Regions” means Regions Bank and its successors and assigns.

“Related Security” means with respect to any Transferred Receivable all of the Originator’s interest in:

(a)            any goods (including returned goods, but excluding any returned goods with respect to a Receivable which has been repurchased pursuant to Section 2.05 of this Agreement) relating to any sale giving rise to such Receivable;

(b)            all security interests or liens and property subject thereto from time to time purporting to secure payment of such Transferred Receivable, whether pursuant to the Contract related to such Transferred Receivable or otherwise, together with all financing statements authorized or signed by an Obligor describing any collateral securing such Transferred Receivable;

(c)            all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Transferred Receivable whether pursuant to the Contract related to such Transferred Receivable or otherwise; and

(d)            the Contract and all other books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Transferred Receivable and the related Obligor.

“Reliant” means Reliant Trust, as a purchaser under the Receivables Agreement. “Scotia Capital” means The Bank of Nova Scotia and its successors and assigns.

“SEC” means the Securities and Exchange Commission, or any governmental authority succeeding to any of its principal functions.

“Settlement Date” means such day or days each month as are selected from time to time by the Buyer or its designee in a written notice to the Collection Agent.

“Significant Subsidiary” means any Restricted Subsidiary (as defined in the Credit Agreement) that would be a significant subsidiary of United Rentals as determined in accordance with the definition in Rule 1-02(w) of Article 1 of Regulation S-X promulgated by the SEC and as in effect on June 30, 2022.

ANNEX D

ANNEX B TO CONTRIBUTION AGREEMENT

Omitted